Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-B

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                         06/15/00


        Blended Coupon                               6.9055%


        Excess Protection Level
          3 Month Average  65.75%
          May, 2000  185.89%
          April, 2000   5.48%
          March, 2000   5.88%


        Cash Yield                                  257.17%


        Investor Charge Offs                        62.14%


        Base Rate                                    9.14%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $56,250,000.00


        Seller Participation Amount                 $4,987,826,445.03